UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2023

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11550 N. Meridian Street, Suite 325 Carmel, IN 46032
(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2023, Neuraxis, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with Flagstaff International, LLC ( “Flagstaff International”) for the issuance and purchase of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), at price per share of $2.38. The aggregate purchase price is $3,000,000, to be paid in 15 monthly installments of $200,000 each, commencing on the later of January 10, 2024 or a date after stockholders approve of an amendment to the Company’s Certificate of Incorporation to authorize the creation of the Series B Preferred Stock (the “Stockholder Approval”). The Series B Preferred Stock is convertible at any time into shares of common stock of the Company without any further consideration. The closing of this transaction is subject to the Stockholder Approval following which the Company will file the Series B Preferred Stock Certificate of Designation with the Secretary of State of the State of Delaware. Following the issuance of the Series B Preferred Stock, it will rank senior to the common stock with respect to payments upon the liquidation, dissolution and winding up of the Company.

In connection with the SPA, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Flagstaff International. Pursuant to the Registration Rights Agreement, the holders of the majority of the Registrable Securities (as in the Registration Rights Agreement) then outstanding may request registration of all or any portion of their Registrable Securities, and the Company is required to deliver notice of such request to all other holders of Registrable Securities and prepare and file a resale registration statement with the SEC within 60 days after the date of the initial request and use its best efforts to cause such registration statement to be declared effective by the SEC.

The foregoing description of the SPA and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA and the Registration Rights Agreement, a copy of which are filed with this current report on Form 8-K as Exhibits 10.1 and 10.2 hereto, respectively, and are hereby incorporated herein by reference.

Item 8.01	Other Events

On November 14, 2023, the Company issued the attached press release (Exhibit 99.1) announcing its entrance into the SPA.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Securities purchase agreement, dated November 9, 2023, between the Company and Flagstaff International, LLC
10.2	Registration rights agreement, dated November 9, 2023, between the Company and Flagstaff International, LLC
99.1	Press Release dated November 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2023	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer